GROWING STRONG REACHING OUT STAYING TRUE



OAK VALLEY BANCORP

Forward-Looking Statement

- This presentation includes forward-looking statements about the corporation for which the corporation claims the protection of safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

- Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the corporation's possible or assumed future financial condition, and its results of operations and business. Forward-looking statements are subject to risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, including increased energy costs in California, credit quality of borrowers, operational factors and competition in the geographic and business areas in which the company conducts its operations. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Company Overview

Company Name:	Oak Valley Bancorp, est. 2008 Headquartered in Oakdale, CA
Subsidiaries:	- Oak Valley Community Bank, **est. 1991** - Eastern Sierra Community Bank, Division of OVCB, est. 2000
Ownership:	Public; Listed on NASDAQ under the ticker "**OVLY**"
Assets:	$1 Billion
Employees:	165
Number of Locations:	16

Branch Footprint


Sacramento
Bridgeport
4
395
Stockton
9
Escalon
12
2
16
Sonora
Manteca
14
1
Oakdale
San Francisco
580
15
Tracy
11
Ripon
7
Modesto
13
3
Mammoth
Lakes
5
Patterson
10
8
Turlock
Bishop
6
99
5
Fresno

1. Oakdale
2. Sonora - East
3. Modesto – 12th & I
4. Bridgeport
5. Mammoth Lakes
6. Bishop
7. Modesto-Dale
8. Turlock
9. Stockton
10. Patterson
11. Ripon
12. Escalon
13. Modesto – McHenry
14. Manteca
15. Tracy
16. Sonora - Downtown

GROWING STRONG REACHING OUT STAYING TRUE



Assets
(in millions)
1200
800
600
400
200
0
12
23
30
35
41
56
85
103
118
134
158
193
241
313
382
455
455
508
525
552
612
661
672
749
896
1,001
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16



OAK VALLEY
BANCORP
Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Stockton
Modesto-McHenry, Manteca
Tracy
Sonora, MLB
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15



Net Earnings before Preferred Dividends
(in thousands)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
(1,000)
(373)
(255)
250
439
574
601
734
1,194
1,372
1,538
1,659
1,797
2,318
3,251
3,935
3,831
3,960
2,098
1,158
3,786
4,700
5,329
5,818
7,122
4,906
7,665
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16
Oakdale
Sonora
Modesto
Bridgeport
Mammoth Lakes
Bishop, Dale Rd
Turlock, Patterson, Ripon, LPO
12th & I, Escalon
Stockton
Modesto-McHenry, Manteca
Tracy
Sonora, MLB
OAK VALLEY BANCORP
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15

Highlights

Balance Sheet Growth
(year over year)

(millions)	2016	2015	Chg$	Chg%
Assets	$1,002	$897	$105	11.7%
Loans	$611	$541	$70	12.9%
Deposits	$914	$815	$99	12.1%

Strategic Essentials

- Focus on Service
  - Relationship based
  - Rapid response time
- Low-Cost Core Deposits
- Quality Loan Growth
- Strong Risk Management
  - Emphasis on planning
- Investing in our team

GROWING STRONG REACHING OUT STAYING TRUE

Historic Stock Price Summary



18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
OVLY ($/SH)	3.55	3.32	4.15	7.00	14.8	15.6	13.0	8.25	6.00	4.41	5.90	6.75	7.45	8.37	10.1	10.4	12.5
OVLY (BV/SH)	2.52	2.63	2.92	3.18	4.10	4.44	4.84	5.57	5.83	6.13	6.64	7.37	7.99	8.24	9.29	9.69	10.1
OVLY ($/BV)	1.41	1.26	1.42	2.20	3.63	3.53	2.69	1.48	1.03	0.72	0.89	0.92	0.93	1.02	1.09	1.07	1.23

OAK VALLEY BANCORP


OAK VALLEY BANCORP